UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2021

GX Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38914	83-1702591
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1325 Avenue of the Americas, 25th Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 616-3700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	GXGXU	The NASDAQ Stock Market LLC
Class A Common Stock, par value $0.0001 per share	GXGX	The NASDAQ Stock Market LLC
Redeemable Warrants, each exercisable for one share of Class A Common Stock for $11.50	GXGXW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Report.

On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the Securities and Exchange Commission (“SEC”) together issued a statement regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Statement”). Specifically, the SEC Statement focused on certain settlement terms and provisions related to certain tender offers following a business combination, which terms are similar to those contained in the warrant agreement, dated as of May 20, 2019, between GX Acquisition Corp. (“GX” or the “Company”) and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent. As a result of the SEC Statement, the Company reevaluated the accounting treatment of (i) the 14,375,000 redeemable warrants (the “Public Warrants”) that were included in the units issued by the Company in its initial public offering (the “IPO”) and (ii) the 7,000,000 redeemable warrants (together with the Public Warrants, the “Warrants”) that were issued to the Company’s sponsor in a private placement that closed concurrently with the closing of the IPO, and determined to classify the Warrants as derivative liabilities measured at fair value, with changes in fair value each period reported in earnings. While the Company has not generated any operating revenues to date and will not generate any operating revenues until after completion of its initial business combination, at the earliest, the change in fair value of the Warrants is a non-cash charge and will be reflected in the Company’s statement of operations.

On April 28, 2021, after consultation with Marcum LLP, the Company’s independent registered public accounting firm (the “Independent Accountants”), the Company’s management and the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) concluded that, in light of the SEC Statement, it is appropriate to restate the Company’s previously issued audited financial statements as of December 31, 2020 and 2019 and for the fiscal years ended December 31, 2020 and 2019 (the “Relevant Periods”). Considering such restatement, such audited financial statements should no longer be relied upon. The Company will file an amendment to its Annual Report on Form 10-K as of December 31, 2020, which will include the restated audited financial statements for the Relevant Periods.

Going forward, unless we amend the terms of our warrant agreement, we expect to continue to classify our warrants as a liabilities, which would require us to incur the cost of measuring the fair value of the warrant liabilities, and which may have an adverse effect on our results of operations. In addition, the Company's management and audit committee are of the view that the foregoing proposed changes to its previously issued financial statements will not have any impact on the Company's trust account or disclosure related thereto.

IMPORTANT LEGAL INFORMATION

Additional Information and Where to Find It

This report relates to a proposed transaction between Celularity Inc. (“Celularity”) and GX. This report does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transaction, GX filed a registration statement on Form S-4 with the SEC on January 25, 2021 (as amended, the “Form S-4”). The Form S-4 includes a document that serves as a prospectus and a proxy statement of GX, referred to as a proxy statement/prospectus. The proxy statement/prospectus will be sent to all GX stockholders. GX also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of GX are urged to read the Form S-4, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Stockholders may also obtain a copy of the preliminary proxy statement/prospectus or, once available, the definitive proxy statement/prospectus, as well as other documents filed with the SEC regarding the proposed transaction and other documents filed with the SEC by GX, without charge, at the SEC website located at www.sec.gov or by directing a request to GX, 1325 Avenue of the Americas, 25th Floor, New York, NY 10019.

Participants in Solicitation

GX and Celularity and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from GX’s stockholders in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the business combination is contained in the proxy statement/prospectus. You may obtain free copies of these documents as described in the preceding paragraph.

Cautionary Statement Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Celularity and GX. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of GX’s securities, (ii) the risk that the transaction may not be completed by GX’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by GX, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement and Plan of Reorganization, by and between GX, Celularity, Alpha First Merger Sub, Inc., a Delaware corporation, and Alpha Second Merger Sub, LLC, a Delaware limited liability company, dated as of January 8, 2021 (as it may be amended, the “Merger Agreement”) by the stockholders of GX, the satisfaction of the minimum trust account amount following redemptions by GX’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete the investments described above, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vii) the effect of the announcement or pendency of the transaction on Celularity’s business relationships, operating results, and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of Celularity and potential difficulties in Celularity employee retention as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against Celularity or against GX related to the Merger Agreement or the proposed transaction, (x) the ability to maintain the listing of GX’s securities on a national securities exchange, (xi) the price of GX’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which GX plans to operate or Celularity operates, variations in operating performance across competitors, changes in laws and regulations affecting GX’s or Celularity’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, and (xiii) the risk of downturns and a changing regulatory landscape in the highly competitive industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of GX’s Annual Report on Form 10-K, as it may be amended, the Form S-4 discussed above, as it may be further amended, and other documents filed by GX from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Celularity and GX assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Celularity nor GX gives any assurance that either Celularity or GX, or the combined company, will achieve its expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GX Acquisition Corp.

Date: April 30, 2021	By:	/s/ Jay R. Bloom
	Name:	Jay R. Bloom
	Title:	Co-Chief Executive Officer